ALLIANCEBERNSTEIN
  Investments

                                             ALLIANCEBERNSTEIN EXCHANGE RESERVES
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Supplement  dated December 5, 2008 to the  Prospectus  dated February 1, 2008 of
AllianceBernstein Exchange Reserves (the "Fund") offering Class A, Class B, Class C and Advisor Class shares and the Prospectus dated February 1, 2008 of the Fund offering Class A, Class R, Class K and Class I shares.

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On November 24, 2008, the U.S. Treasury announced the extension of its Temporary
Guarantee Program for Money Market Funds (the "Program") until April 30, 2009. The Program was originally due to expire on December 18, 2008. The Program may be extended by the Treasury for periods up to September 18, 2009, but no decision has been made to extend the Program beyond April 30, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate.

The Fund's Board of Trustees (the "Board") had previously approved the participation by the Fund in the Program and has approved the Fund's continued participation in the Program. The Program continues to apply to shares of the Fund held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Fund "breaks the buck", meaning that the stable net asset value ("NAV") of $1.00 per share that the Fund seeks to maintain falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Fund must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and the NAV of $1.00 per share.

Because payments under the Program continue to apply to Covered Shareholders based on the number of shares you held on September 19, 2008, you would receive no payments for any increase in the number of the Fund's shares you hold after that date. If you close your account, you would not be covered by the Program. If the number of shares you hold in an account fluctuates after September 19, 2008 due to purchases or sales of shares during the Program period, you would be covered for the number of shares held in the account as of the close of business on September 19 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19 are not eligible for coverage under the Program.

The Fund has paid a fee to the Treasury for its continued participation in the Program in the amount of 0.015% of the Fund's aggregate NAV on September 19. This is in addition to the fee paid by the Fund for its initial participation in the Program of 0.01% of the Fund's aggregate NAV on September 19. These fees are expected to increase the Fund's expense ratio for Class A shares from approximately 0.79% to 0.83% (annualized). If the Program is extended, the Board will consider whether the Fund should continue to participate and, if so, the Fund would be required to pay additional fees.

Additional   information  about  the  Fund  and  the  Program  is  available  at
www.AllianceBernstein.com. More information about the Program is available at www.ustreas.gov.

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This  Supplement  should be read in conjunction  with the  Prospectuses  for the
Fund.

You should retain this Supplement with your Prospectuses for future reference.


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